UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): August 4, 2008
THERMADYNE HOLDINGS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-13023 (Commission File Number)	74-2482571 (I.R.S. Employer Identification No.)

16052 Swingley Ridge Road,	63017
Suite 300	(Zip Code)
Chesterfield, Missouri
(Address of principal executive
offices)
(636) 728-3000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On August 4, 2008, Thermadyne Holdings Corporation (the “Company”) issued a press release announcing the financial results for the three months ended June 30, 2008. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The information contained in the website cited in the press release is not a part of this Report. The information under this Item 2.02, including Exhibit 99.1, is being furnished under Item 2.02 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 8.01. Other Events.
On August 5, 2008, Thermadyne Holdings Corporation (the “Company”) hosted a conference call to discuss the financial results for its second quarter ended June 30, 2008. A copy of the transcript can be found in the “Investor Information” section of the Company’s website at www.thermadyne.com.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press release of Thermadyne Holdings Corporation, dated August 4, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: August 6, 2008

THERMADYNE HOLDINGS CORPORATION
By:	/s/ Mark A. McColl
	Name:	Mark A. McColl
	Title:	Corporate Counsel